CONFIDENTIAL SETTLEMENT AGREEMENT AND RELEASE OF CLAIMS

          This Confidential Settlement Agreement and Release of Claims ("Agreement", is made this November 15, 2018, between Headgate II, LLC, William A Shopneck, and Christopher Shopneck (collectively "Plaintiffs") on the one hand, and STWC Holdings, Inc. f/k/a Strainwise, Inc., Erin Phillips, Shawn Phillips, Railroad Ave., Inc., 5110 Race, LLC, Annie's Tobacco Emporium LLC, North Federal LLC, Rocky Mountain Farmacy, Inc. and Boulder County Caregivers, LLC (collectively "Defendants") on the other hand. Plaintiffs and Defendants are collectively referred to herein as the "Parties".

 RECITALS

Whereas, Headgate II, LLC filed claims against Strainwise, Inc. and Erin Phillips and Shawn Phillips arising out of a leasing arrangement between Headgate II, LLC and Strainwise, in the Denver County District Court, State of Colorado, at Case No. 2018 CV 30778(the "Lawsuit") seeking $5 million in damages;

Whereas, Strainwise, Inc. and Erin Phillips filed counterclaims in the Lawsuit against Headgate II, LLC seeking more than $3 million in damages;

Whereas, Shawn Phillips filed counterclaims in the Lawsuit against Headgate II, LLC seeking more than $30 million in damages;

WHEREAS Shawn Phillips' entities Railroad Ave., Inc., 5110 Race, LLC, Annie's Tobacco Emporium LLC, North Federal LLC, Rocky Mountain Farmacy, Inc. and Boulder County Caregivers, LLC joined in the Lawsuit to assert counterclaims against Headgate II, LLC; and

WHEREAS the Parties desire to fully and finally settle and compromise all actual and potential disputes and claims between them including, but not limited to, the Lawsuit.

 AGREEMENT

           NOW THEREFORE, in consideration of the terms, covenants and conditions contained in this Agreement, including the Recitals which are incorporated herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

       1.      Agreement:

 A.    Settlement Payment:

Defendants will pay Headgate II, LLC a sum total of Eighty-Five Thousand Dollars ($85,000) U.S. via wire transfer as follows:

$12,500 paid within 48 hours of the full execution by all Parties of this Agreement;

$10,000 paid on December 15, 2018;

$10,000 paid on January 15, 2019;

$10,000 paid on February 15, 2019;

$10,000 paid on March 15, 2019;

$10,000 paid on April 15, 2019;

$10,000 paid on May 15, 2019;

$10,000 paid on June 15, 2019;

$2,500 paid on July 15, 2019.

           Time is of the essence for all of the payments. If any payment is not made when due, Plaintiffs shall provide written notice, via electronic mail, to all persons listed under Defendants in paragraph 7 below. Defendants will have 3 days after receiving written notice to cure the breach by making the payment that is due.Failure to cure within 3 days is a material breach and default of this Agreement.

B.     Confession of Judgment: Defendants have executed the Confession of Judgment, attached hereto as Exhibit A. The Confession of Judgment shall have no legal effect and shall not be filed in any court of law, in any arbitration proceeding, or submitted with any other administrative or governmental entity unless either of the following have occurred: (1) Defendants fail to make any payment required under paragraph 1(A) when due and have not cured that failure by the cure period; or (2) the Plaintiffs are required by any governmental authority, or a court ordered bankruptcy trustee or receiver, or any other court ordered estate of the Defendants to pay back any portion of the $85,000, or any portion of the $85,000 is deemed a preference to Plaintiffs by a governmental authority. If either of the foregoing conditions have occurred, the Confession of Judgment will have the full force and effect of a judgment from the District Court for the County of Denver and Plaintiffs shall have the right to file the Confession of Judgment with the District Court for the County of Denver. The Parties agree that the Confession of Judgment is not a penalty and represents the Parties good faith estimate of the risks and harm associated with non-payment or a forced refund. This confessed judgment calculation is conclusive and reasonable, and therefore neither a penalty nor a forfeiture, given the consideration exchanged under this Agreement, as well as the damages, attorney's fees, costs, and other losses alleged by the Parties relating to the Lawsuit.

On the other hand, if all payments required under paragraph 1(A) are made in accordance with the terms of this Agreement, and none of those payments are required by any governmental authority to be refunded or paid back to Defendants, or deemed a preference to Plaintiffs by any governmental authority, Plaintiffs shall return the Confession of Judgment to Defendants on or before October 20, 2019.

 C.     Dismissal of Lawsuit: After this Agreement and the Confession of Judgment are signed, and within 5 business days of Plaintiffs' receipt of the initial payment of $12,500 due under paragraph 1(A) above, the Parties, through their counsel, shall file a Stipulated Motion to Dismiss, With Prejudice, in the Lawsuit, with each Party to pay its own costs and attorney's fees. The dismissal does not preclude another lawsuit for breach of this Agreement and does not preclude the filing of the confessed judgment in said lawsuit if either of the conditions in paragraph 1(B) establishing Plaintiffs' right to file the Confession of Judgment with the District Court for the County of Denver occur. Should any other lawsuit be filed by Plaintiffs against Defendants, Plaintiffs acknowledge their sole remedy in said lawsuit shall be limited to claims under this Agreement or the collection on the Confession of Judgment, and the recovery of any attorney's fees and costs they may be entitled to under paragraph 6 of this Agreement.

2.      Plaintiffs Release of Defendants: Plaintiffs, upon the first payment set forth in paragraph 1(A) being made, on behalf of themselves and their current and former agents, companies, partnerships, owners, partners, parents, subsidiaries, members, employees, representatives, attorneys, principals, officers, directors, shareholders, affiliates, predecessors, successors and assigns, hereby fully, completely and finally waive, release, acquit, and forever discharge and covenant not to sue Defendants, and Defendants' current and former affiliates, parents, subsidiaries, divisions, predecessors, and Defendants' respective current and former attorneys, employees, agents, partners, representatives, principals, officers, directors, shareholders, members, insurers, successors and assigns, (the "Defendants Released Entities"), of and from any and all claims, demands, suits, manner of obligation, debt, liability, tort, covenant, contract, or causes of action of any kind whatsoever, at law or in equity, known or unknown, suspected or unsuspected from the beginning of time to the date hereof, including, but not limited to, any and all claims brought or that could have been brought in the Lawsuit (the "Plaintiffs" Released Claims"). Plaintiffs warrant and represent that they have not assigned or otherwise transferred in whole or in part any claim or cause of action against the Defendants Released Entities, including, but not limited to, the Plaintiffs' Released Claims.

Plaintiffs acknowledge the consideration given for this Agreement is being given for the full and final release of any and all losses, claims, costs, expenses, damages, and fees, which may have occurred in the past, and are not yet known, or which may be discovered in the future. Plaintiffs agree to voluntarily and knowingly assume the risk of any mistake of fact, either mutual or unilateral, and assume the risk that facts may be different than what Plaintiffs know or believe to be true, with respect to said losses, claims, costs, expenses, damages, and fees, and shall not, under any circumstances, seek to present further claims against the Defendants Released Entities, arising out of or related to the Plaintiffs' Released Claims. Plaintiffs recognize that they may hereafter discover claims or facts in addition to or different from those which they now know or believe to exist, which, if known or suspected at the time of executing this Agreement, may have materially affected this settlement. Nevertheless, Plaintiffs hereby waive any rights, claims or causes of action that might arise as a result of such different or additional claims or facts. Other than the promises and terms set forth herein, Plaintiffs are not relying on any statements written or verbal made by Defendants in deciding to enter into this Agreement. This is intended to be a general release by Plaintiffs of the Defendants Released Entities of any and all claims between the Parties, with the sole exception of any claims arising from this Agreement.

3.      Defendants Release of Plaintiffs: Defendants, upon the first payment set forth in paragraph 1(A) being made, on behalf of themselves and their current and former agents, companies, partnerships, owners, partners, parents, subsidiaries, members, employees, representatives, attorneys, principals, officers, directors, shareholders, affiliates, predecessors, successors and assigns, hereby fully, completely and finally waive, release, acquit, and forever discharge and covenant not to sue Plaintiffs, as well as Plaintiffs' current and former affiliates, parents, subsidiaries, divisions, predecessors, and Plaintiffs' respective current and former attorneys, employees, agents, partners, representatives, principals, officers, directors, shareholders, members, insurers, successors and assigns (the "Plaintiffs Released Entities"), of and from any and all claims, demands, suits, manner of obligation, debt, liability, tort, covenant, contract, or causes of action of any kind whatsoever, at law or in equity, known or unknown, suspected or unsuspected from the beginning of time to the date hereof, including, but not limited to, any and all claims brought or that could have been brought in the Lawsuit (the "Defendants' Released Claims"). Defendants warrant and represent that they have not assigned or otherwise transferred in whole or in part any claim or cause of action against the Plaintiffs Released Entities, including, but not limited to, the Defendants' Released Claims.

Defendants acknowledge the consideration given for this Agreement is being given for the full and final release of any and all losses, claims, costs, expenses, damages, and fees, which may have occurred in the past, and are not yet known, or which may be discovered in the future. Defendants agree to voluntarily and knowingly assume the risk of any mistake of fact, either mutual or unilateral, and assume the risk that facts may be different than what Defendants know or believe to be true, with respect to said losses, claims, costs, expenses, damages, and fees, and shall not, under any circumstances, seek to present further claims against the Plaintiffs Released Entities, arising out of or related to the Defendants' Released Claims. Defendants recognize that they may hereafter discover claims or facts in addition to or different from those which they now know or believe to exist, which, if known or suspected at the time of executing this Agreement, may have materially affected this settlement. Nevertheless, Defendants hereby waive any right, claims or causes of action that might arise as a result of such different or additional claims or facts. Other than the promises and terms set forth herein, Defendants are not relying on any statements written or verbal made by Plaintiffs in deciding to enter into this Agreement. This is intended to be a general release by Defendants of the Plaintiffs Released Entities of any and all claims between the Parties, with the sole exception of any claims arising from this Agreement.

4.      Third Party Beneficiaries: The Released Entities are third party beneficiaries of this Agreement for purposes of the Releases set forth in Paragraph 2 and 3. Each of the Released Entities may assert this Agreement, and the Releases in Paragraph 2 and 3, as a defense to any claim brought against them.

5.      No Liability. This Agreement is entered into for the purpose of settling and compromising pending claims, in order to avoid further cost and expense, and to buy peace, and does not constitute an admission of liability, fault or responsibility or as an admission or concession as to any fact or the existence or extent of any damages or losses by any of the Parties.

6.      Attorneys Fees and Costs: In the event any Party institutes legal action against any other Party to enforce the terms of this Agreement, the Court shall award the prevailing Party all costs and expenses, including reasonable attorney's fees, incurred in connection with such action. Any suit brought to enforce the terms of this Agreement shall be brought in the District Court for the City and County of Denver, State of Colorado.

7.      Notice: Any notice required to be given pursuant to this Agreement shall be provided to the following:

To Plaintiffs: Headgate II, LLC c/o Andy Shopneck, Christopher Shopneck pinetreefinancialpartners@gmail.com pinetreefinancialllc@gmail.com Headgate II, LLC c/o Larry Katz lkatz@fostergraham.com

To Defendants:

STWC Holdings, Inc. f/k/a Strainwsie, Inc.

c/o Erin Phillips, Jay Kotzker

erin@strainwise.com

jkotzker@strainwise.com

STWC Holdings, Inc. f/k/a Strainwise, Inc.

c/o Max Stich, Lawrence VandenBout

mstich@tslawpc.com

lvandenbout@tslawpc.com

Shawn Phillips

sdp6659@gmail.com

Shawn Phillips

c/o Jean E. S. Gonnell

jgonnell@feldmann-nagel.com

8.      Both Parties Drafted Agreement. This Agreement is the product of the negotiation of all Parties hereto, acting through their respective legal counsel. For convenience, it has been drafted in substantial part by counsel for one of the Parties hereto, but by virtue of the signatures, this Agreement shall be deemed to have been drafted by all Parties jointly, and any ambiguity herein shall not be construed for or against any party by virtue of the identity of the draftsman. The parties agree, represent and warrant that they have read this Agreement, had the opportunity to discuss it with legal counsel, and know and understand its contents fully; and they voluntarily execute this Agreement, without being pressured or influenced by any statement or representation of any person acting on behalf of any other party, including any other party's officers, directors, employees, agents and attorneys. Each signatory warrants and represents that he, she or it has the authority to execute this Agreement and to bind the party for whom he, she or it is acting to the terms and provisions hereof.

9.      Counterpart Execution. This Agreement may be signed in multiple counterparts and each counterpart when taken with the other executed counterparts shall constitute a binding agreement among the Parties executed as of the date first written below.

10.  Facsimile/PDF Execution. The Parties may exchange executed counterparts of this Agreement via facsimile or emailed pdf, and such facsimile or pdf copies shall be fully effective as originals.

11.  Entire Agreement. This Agreement contains the entire understanding and agreement of the Parties with respect to the matters addressed herein. This Agreement supersedes all prior representations, understandings and agreements of the Parties with respect to the matters addressed herein.

12.  No Oral Modification. Notwithstanding any course or dealing to the contrary, and notwithstanding any verbal statements, this Agreement may not be modified or terminated, nor may any of its provisions be waived, except by written instrument signed by all Parties. This paragraph 12 shall be construed, enforced and administered in accordance with the laws of the State of New York, which expressly provide that the Agreement cannot be amended unless done so in writing. Should a Court or Arbitrator refuse to apply New York law to this provision, or should Colorado law be applied, or should a Court or Arbitrator determine that an oral modification is permissible, then this provision will constitute an evidentiary inference that no verbal agreement to modify this agreement was ever reached and the party denying the existence of a verbal modification will be entitled to an instruction from the Court or Arbitrator stating that because the Parties included this paragraph 12 in the Agreement, the fact-finder is instructed that it is unlikely a verbal agreement was reached.

13.  Governing Law. Except for paragraph 12, which shall be construed in accordance with the laws of the State of New York, the remainder of this Agreement shall be construed, enforced and administered in accordance with the laws of the State of Colorado.

14.  Agreement Binds Successors and Assigns. This Agreement is and shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

15.  Adequacy of Consideration. Each of the Parties acknowledges that the consideration it has given and received hereunder is fair and adequate consideration for the payments, covenants, undertakings, forbearances, promises, and releases contained herein.

16.  Severability. If any term or provision of this Agreement is held to be invalid or unenforceable, the remaining portions of this Agreement shall continue to be valid and will be performed, construed and enforced to the fullest extent permitted by law. The invalid or unenforceable term shall be deemed amended and limited in accordance with the intent of the Parties, as determined from the face of the Agreement, to the extent necessary to permit the maximum enforceability or validation of the term or provision.

17.  Waiver. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be an estoppel against the enforcement of any provision of this Agreement except by written instruments signed by the party charged with the waiver or estoppel; no written waiver shall be deemed a continuing waiver unless specifically stated therein, and the written waiver shall operate only as to the specific term or condition waived, and not for the future or to any other act than that specifically waived.

DATED this ___ day of November, 2018

[SIGNATURE PAGES TO FOLLOW]

HEADGATE II, LLC

___________________________

By:________________________

WILLIAM A SHOPNECK

____________________________

CHRISTOPHER SHOPNECK

____________________________

STWC HOLDINGS, INC. f/k/a STRAINWISE, INC.

___________________________

By:________________________

SHAWN PHILLIPS

___________________________

ERIN PHILLIPS

_____________________________
RAILROAD AVE., INC.

 _____________________________

 By:__________________________

5110 RACE, LLC

 ___________________________

By:_________________________

ANNIE'S TOBACCO EMPORIUM, LLC
 ___________________________

By:_________________________

 NORTH FEDERAL, LLC

 ___________________________

By:________________________

 ROCKY MOUNTAIN FARMACY, INC.

 ___________________________

By:________________________

 BOULDER COUNTY CAREGIVERS, LLC

 ___________________________

By:_________________________